FAS2 P1 05/20

SUPPLEMENT DATED MAY 15, 2020

TO THE PROSPECTUS DATED MAY 1, 2020 OF

Franklin Founding Funds Allocation Fund

(a series of Franklin Fund Allocator Series)

The prospectus is amended as follows:

I.  The Board of Trustees of Franklin Fund Allocator Series (Trust) recently approved a proposal to reposition the Franklin Founding Funds Allocation Fund (Fund), a series of the Trust, subject to shareholder approval of certain matters. Among other things, the repositioning of the Fund as a directly managed allocation fund would involve entering into an investment management agreement with Franklin Advisers, Inc., changing the name of the Fund to the “Franklin Global Multi-Asset Fund” and modifying the Fund’s principal investment strategies and goals.

It is anticipated that in July 2020 shareholders of the Fund will receive a proxy statement requesting their votes on certain proposals related to the repositioning and other matters. If such proposals are approved by the Fund’s shareholders, the repositioning currently is expected to be completed in early 2021.

The Fund reserves the right to change the above at any time.

Please keep this supplement with your prospectus for future reference.